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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): MAY 21, 1998

                            CAROLINA FINCORP, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       NORTH CAROLINA                000-21701                   56-1978449
------------------------------      -----------              ------------------
(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                 File Number)             Identification No.)



                           115 SOUTH LAWRENCE STREET
                                P. O. BOX 1597
                       ROCKINGHAM, NORTH CAROLINA  28380
                      ----------------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (910) 997-6245


                                      N/A
                -----------------------------------------------
         (Former name or former address, if changed since last report)
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                             ITEM 5.  OTHER EVENTS

      On May 21, 1998, the Board of Directors of Carolina Fincorp, Inc. declared a special one-time cash dividend of $6.00 for each share of the Company's issued and outstanding common stock to be paid on June 19, 1998 to shareholders of record on June 5, 1998. The Company anticipates that most of the dividend will be considered a return of capital thereby resulting in a reduction in the cost basis of each share of the Company's common stock and that only a portion will be subject to income tax as a dividend to shareholders. A copy of the press release announcing the special dividend is attached as Exhibit (99) (a) hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (99)(a)  Press Release.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CAROLINA FINCORP, INC.


Date: May 22, 1998              By: /s/ John W. Bullard
                                    --------------------------------------------
                                    John W. Bullard, Executive Vice President
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                                 EXHIBIT INDEX


       Exhibit No.            Description
       -----------            -----------

       (99)(a)                Press Release dated
                              May 22, 1998